UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 23, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of November 1, 2005, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-WF4)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Structured Asset Securities Corporation  Mortgage Pass-Through Certificates, Series 2005-WF4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,896,473,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4 Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class B1 of its Structured Asset Securities Corporation  Mortgage Pass-Through Certificates, Series 2005-WF4 on November 23, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated November 17, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of November 1, 2005, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class A4 Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class P, Class X, Class LT-R and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,962,205,521  as of November 1, 2005.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Trust Agreement dated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Reconstituted Servicing Agreement dated as of November 1, 2005, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.3

Interest Rate Swap Agreement, dated as of November 23, 2005, including schedule to the master agreement, between the Trustee of behalf of the Trust and Swiss Re Financial Products Corporation, as swap counterparty, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-WF4.

99.4

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage
Guaranty Master Policy (No. 22-590-4-3408) including Endorsement No. 71-70285.

99.5

Primary Mortgage Insurance Co. (“PMI”) Bulk Primary First Lien Master Policy No. 21046-0018-0 including Endorsement.

99.6

Republic Mortgage Insurance Company (“RMIC”) Master Policy 27138-27 including Endorsement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:        /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: November 23, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Reconstituted Servicing Agreement dated as of November 1, 2005, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LCC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.3

Interest Rate Swap Agreement, dated as of November 23, 2005, including schedule to the master agreement, between the Trustee of behalf of the Trust and Swiss Re Financial Products Corporation, as swap counterparty, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-WF4.

99.4

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage
Guaranty Master Policy (No. 22-590-4-3408) including Endorsement No. 71-70285.

99.5

Primary Mortgage Insurance Co. (“PMI”) Bulk Primary First Lien Master Policy No. 21046-0018-0 including Endorsement.

99.6

Republic Mortgage Insurance Company (“RMIC”) Master Policy 27138-27 including Endorsement.